Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	11,482.50
Total Offset Amount	3,404.14
Net Fee	$ 8,078.36